                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     August 2, 2001 (August 1, 2001)


                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      1-10410                 62-1411755
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)


         ONE HARRAH'S COURT
         LAS VEGAS, NEVADA                                          89119
(Address of Principal Executive Offices)                          (Zip Code)



                                 (702) 407-6000
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              (Registrant's telephone number, including area code)


                  ---------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On August 1, 2001, Harrah's Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99(1) and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              99(1) Text of press release, dated August 1, 2001, of the Registrant.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HARRAH'S ENTERTAINMENT, INC.


Date: August 2, 2001                    By:  /s/ Brad L. Kerby
                                           -----------------------------------
                                           Name:  Brad L. Kerby
                                           Title: Vice President, Corporate
                                                  Counsel, and Secretary